Filed pursuant to Rule 497
File No. 333-205405

PROSPECTUS SUPPLEMENT
(To Prospectus dated August 24, 2017	November 9, 2017
and Prospectus Supplement dated August 30, 2017)

Oxford Lane Capital Corp.

$100,000,000
Common Stock

This prospectus supplement supplements the prospectus supplement dated August 30, 2017 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated August 24, 2017 (the “Base Prospectus,” together with the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an equity distribution agreement, dated March 7, 2016, with Ladenburg Thalmann & Co. Inc., which was amended on each of November 21, 2016 and May 23, 2017 to increase the maximum aggregate offering size of the “at the market” offering from $25,000,000 to $100,000,000.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 21 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to November 8, 2017, we sold a total of 6,810,119 shares of common stock pursuant to the “at-the-market” offering. The total amount of capital raised as a result of these sales of common stock was approximately $75.1 million and net proceeds were approximately $73.2 million after deducting the sales agent’s commissions and offering expenses.

THIRD QUARTER 2017 FINANCIAL HIGHLIGHTS

•      Net asset value per share as of September 30, 2017 stood at $9.71 compared with a net asset value per share at June 30, 2017 of $10.18.

•      Net investment income, calculated in accordance with generally accepted accounting principles (“GAAP”), was approximately $9.1 million, or approximately $0.37 per share, for the quarter ended September 30, 2017.

•      Our core net investment income (“Core NII”) was approximately $11.2 million, or approximately $0.46 per share, for the quarter ended September 30, 2017.

•      Core NII represents net investment income adjusted for additional cash income distributions received, or entitled to be received (if any, in either case), on our collateralized loan obligation (“CLO”) equity investments. (See additional information under “Supplemental Information Regarding Core Net Investment Income” below).

•      While our experience has been that cash flow distributions have historically represented useful indicators of our CLO equity investments’ annual taxable income during certain periods, we believe that current and future cash flow distributions may represent less accurate indicators of taxable income with respect to our CLO equity investments than they have in the past. Accordingly, our taxable income may be materially different than either GAAP NII or Core NII.

•      Total investment income, calculated in accordance with GAAP, amounted to approximately $17.5 million for the quarter ended September 30, 2017.

•      For the quarter ended September 30, 2017, we recorded GAAP investment income from our portfolio as follows:

•      approximately $16.4 million from our CLO equity investments,

•      approximately $0.4 million from our CLO debt investments, and

•      approximately $0.7 million from other sources.

•      The weighted average yield of our CLO debt investments at current cost was approximately 9.3% as of September 30, 2017.

•      The weighted average effective yield of our CLO equity investments at current cost was approximately 16.4% as of September 30, 2017.

•      The weighted average cash yield of our CLO equity investments at current cost was approximately 20.0% as of September 30, 2017. The decreased yield as of September 30, 2017 was principally related to certain one-time expenses associated with CLO refinancing transactions as well as lower weighted average spreads on loan assets within CLOs generally.

•      Net decrease in net assets from operations was approximately $2.0 million, or approximately $0.08 per share, for the quarter ended September 30, 2017, including:

•      Net investment income of approximately $9.1 million for the quarter ended September 30, 2017;

•      Net realized losses of approximately $2.9 million for the quarter ended September 30, 2017 of which $1.7 million represented an acceleration of costs associated with the optional redemption of our 8.125% Series 2024 Term Preferred Stock; and

•      Net unrealized depreciation of approximately $8.2 million for the quarter ended September 30, 2017.

•      During the quarter ended September 30, 2017, we made additional CLO investments of approximately $54.3 million.

•      During the quarter ended September 30, 2017, we received approximately $24.0 million from sales and repayments of our CLO investments.

•      During the quarter ended September 30, 2017, we issued a total of 1,091,489 shares of common stock pursuant to an “at-the-market” offering, resulting in net proceeds of approximately $11.3 million after deducting the sales agent’s commissions and offering expenses.

•      On July 14, 2017 (the “Redemption Date”), we redeemed all of the issued and outstanding shares (an aggregate of 2,020,179 shares) of our 8.125% Series 2024 Term Preferred Stock, for a redemption price of $25 per share plus $0.07336 in accrued but unpaid dividends per share to the Redemption Date, for an aggregate redemption price of $25.07336 per share.

•      Our Board of Directors has declared the following distribution on our common stock:

Quarter Ending	Record Date	Payment Date	Amount Per Share
December 31, 2017	December 15, 2017	December 29, 2017	$0.40

Our Board of Directors has also declared the required monthly dividends on our Series 2023 Term Preferred Shares and New Series 2024 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	Record Dates	Payment Dates
Series 2023	$0.15625	December 15, January 15, February 15	December 29, January 31, February 28
New Series 2024	$0.140625	December 15, January 15, February 15	December 29, January 31, February 28

In accordance with their terms, each of the Series 2023 Term Preferred Shares and New Series 2024 Term Preferred Shares will pay a monthly dividend at a fixed rate of 7.50% and 6.75%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $1.6875 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 6.75% per year, respectively, for each of the Series 2023 Term Preferred Shares and New Series 2024 Term Preferred Shares.

Supplemental Information Regarding Core Net Investment Income

On a supplemental basis, we provide information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. Our non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted for additional cash income distributions received, or entitled to be received (if any, in either case), on our CLO equity investments (excluding those cash distributions believed to represent a return of capital).

Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method based upon an effective yield to the expected redemption utilizing estimated cash flows compared to the cost, resulting in an effective yield for the investment; the difference between the actual cash received or distributions entitled to be received and the effective yield calculation is an adjustment to cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by us during the period (referred to below as “CLO equity additional distributions”).

Further, in order to continue to qualify to be taxed as a regulated investment company, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. Therefore, we provide core net investment income because we believe it may provide a better indication of estimated taxable income for a reporting period than does GAAP net investment income, although we can offer no assurance that will be the case as the ultimate tax character of our earnings cannot be determined until tax returns are prepared after the end of a fiscal year. We note that these non-GAAP measures may not be useful indicators of taxable earnings, particularly during periods of market disruption and volatility and our taxable income may differ materially from our core net investment income.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended September 30, 2017:

	Three Months Ended
	September 30, 2017
		Per Share
	Amount	Amount
Net investment income	$9,082,331	$ 0.373
CLO equity additional distributions	2,084,374	0.086
Core net investment income	$11,166,705	$0.459

RECENT DEVELOPMENTS

Second Amended and Restated Bylaws

On November 1, 2017, the Board of Directors unanimously voted to amend the Company's bylaws to, among other things: (i) change the standard for electing directors from a plurality of all votes cast at a stockholder meeting to a majority of the votes entitled to be cast on the matter; (ii) add a new exclusive forum provision, providing that the Circuit Court for Baltimore City, Maryland or, if the Circuit Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for certain actions; and (iii) clarify that the notice from a stockholder pursuant to which such stockholder nominates an individual to the Board of Directors must include the nominee's consent to being named in the proxy statement as a nominee and such nominee's certification that he or she currently intends to serve as a director for the full term for which he or she is standing (if so elected).

REGULATION AS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•      change our classification to an open-end management investment company;

•      except in each case in accordance with our policies with respect thereto set forth in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•      deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•      change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding Preferred Stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding Preferred Stock, of at least 200% immediately after each issuance of such Preferred Stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On June 14, 2017, the SEC issued the Exemptive Order which permits us to co-invest in portfolio companies with certain funds or entities managed by Oxford Lane Management or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Although we do not presently expect to do so, we are authorized to borrow funds up to an amount not to exceed the limitations of the 1940 Act to make investments. We may also borrow funds, consistent with the foregoing limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Temporary Investments

Pending investment in portfolio securities consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money and/or issue preferred stock to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Code of Ethics

We and Oxford Lane Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington,

D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Gerald Cummins currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•      pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•      pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•      pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

The restrictions identified as fundamental in the following paragraph, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained; (6) borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; (7) make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction (for purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations, debt or equity tranches of CLO vehicles or other forms of debt instruments) shall not constitute loans by us; (8) issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; or (9) invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time, or (c) as set forth in the following paragraph.

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases. With respect to securities we acquired directly in privately negotiated transactions, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Proxy Voting Policies and Procedures

We have delegated proxy voting responsibility to Oxford Lane Management. The Proxy Voting Policies and Procedures of Oxford Lane Management are set forth below.

OXFORD LANE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The Proxy Voting Policies and Procedures of Oxford Lane Management are set forth below. You may obtain information about how Oxford Lane Management voted proxies with respect to our portfiolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Introduction

As an investment adviser registered under the Advisers Act, Oxford Lane Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Oxford Lane Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Oxford Lane Management will vote proxies relating to our portfolio securities in the best interests of our shareholders. Oxford Lane Management will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by us. Although Oxford Lane Management will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of Oxford Lane Management are made by the senior officers of Oxford Lane Management who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, Oxford Lane Management requires that: (i) anyone involved in the decision making process to disclose to Oxford Lane Management’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Oxford Lane Management intends to vote on a proposal without the prior approval of the Chief Compliance Officer and Senior Management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how Oxford Lane Management voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•      It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•      We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•      If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Oxford Lane Capital consists of 100,000,000 shares of stock, par value $0.01 per share, 90,000,000 of which are currently designated as common stock and 10,000,000 of which are currently designated as preferred stock. Our common stock, Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares are traded on the NASDAQ Global Select Market under the ticker symbols “OXLC,” “OXLCO,” and “OXLCM,” respectively. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of November 8, 2017

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	90,000,000	—	25,212,440
Preferred Stock	10,000,000	—	6,345,416

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the classes expire in 2017, 2018, and 2019, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast (without regard to class).

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the “Control Share Act.” Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•      one-tenth or more but less than one-third;

•      one-third or more but less than a majority; or

•      a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the “Business Combination Act.” These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•      any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•      an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•      80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•      two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SEMI-ANNUAL REPORT TO STOCKHOLDERS

On November 7, 2017, the Company filed its Semi-Annual Report to stockholders for the period from April 1, 2017 to September 30, 2017. The text of the Semi-Annual Report is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

Oxford Lane Capital Corp.

Semi-Annual Report

September 30, 2017

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

November 7, 2017
To Our Shareholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the six months ended September 30, 2017. The net asset value of our shares at that date was $9.71 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at September 30, 2017 was $10.20, down from $11.13 at March 31, 2017. The total return for Oxford Lane, for the six months ended September 30, 2017, as reflected in the Fund’s financial highlights, was (0.92%). This return reflects the change in market price for the period, as well as the impact of $0.80 per share in distributions declared and paid. On November 6, 2017, the last reported sale price of the Fund’s common stock was $10.61.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made, those distributions may or may not represent a return of capital on a tax basis. While reportable GAAP revenue from our CLO equity investments for the six months ended September 30, 2017 was approximately $33.4 million, we received or were entitled to receive approximately $64.3 million in distributions from our CLO equity investments.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return over its investment horizon. Our current focus is to seek that return by investing in CLO vehicles(1), which primarily own senior secured corporate loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior secured corporate loans that may be used to form the basis of a CLO vehicle. As of September 30, 2017, we held debt investments in 10 different CLO structures and equity investments in approximately 60 different CLO structures and one investment in a warehouse facility.

Structurally, CLO vehicles are entities formed to purchase and manage portfolios of primarily senior secured corporate loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits and industries. The CLO vehicles on which the Fund focuses are collateralized primarily by senior secured corporate loans, and generally have minimal or no exposure to real estate loans, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans.

Investment Outlook

We believe that the market for CLO-related assets continues to provide us with opportunities to generate attractive risk-adjusted returns over the long term. We believe that a number of factors support this conclusion, including:

—    The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and, have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Additionally, given that the CLO vehicles we invest in are cash flow-based vehicles, this term financing may be beneficial in periods of market volatility.

—    The market to invest in warehouse facilities, which are short and medium-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.

—    Investing in CLO securities, and CLO equity instruments and warehouse facilities in particular, requires a high level of research and analysis. We believe that transactions in this market can only be adequately conducted by knowledgeable market participants as this market and these structures tend to be highly specialized.

—    The U.S. CLO market is relatively large with total assets under management of approximately $453 billion.(2) We estimate that the notional amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) is approximately $23 billion and the notional amount outstanding of the equity tranches is approximately $47 billion.(3)

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 13. Risks and Uncertainties” carefully.

We continue to review a large number of CLO investment opportunities in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be comprised of CLO debt and equity securities, with the more significant focus over the near-term likely to be on CLO equity securities and warehouse facilities.

Jonathan H. Cohen
Chief Executive Officer

____________

1.      A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

2.      As of June 30, 2017 — Source: Wells Fargo Securities, The CLO Monthly Market Overview, dated October 3, 2017.

3.      Oxford Lane has estimated this amount based in part on the Wells Fargo Securities report (noted in footnote 2 above).

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF SEPTEMBER 30, 2017

Investment	Maturity	Fair Value	% of Net Assets
Atrium XII CLO – subordinated notes	October 22, 2026	$36,153,000	14.77%
Midocean Credit CLO VI – income notes	January 20, 2029	20,748,000	8.48%
Shackelton 2017-X CLO, Ltd. – subordinated notes	April 20, 2029	20,680,000	8.45%
OFSI Fund VII, Ltd. – subordinated notes	October 18, 2026	17,880,800	7.30%
THL Credit Wind River 2014-3 CLO Ltd. – subordinated notes	January 22, 2027	15,009,300	6.13%
OZLM XIV, Ltd. – subordinated notes	January 15, 2029	13,137,423	5.37%
Ares XLIII CLO, Ltd. – subordinated notes	October 15, 2029	12,480,781	5.10%
Venture XXI CLO, Ltd. – subordinated notes	July 15, 2027	11,552,250	4.72%
Battalion CLO VII Ltd. – subordinated notes	October 17, 2026	11,280,000	4.61%
Venture XVII CLO, Ltd. – subordinated notes	July 15, 2026	10,224,330	4.18%

Portfolio Investment Breakdown
(Excludes cash and other assets)

PRINCIPAL AMOUNT / COST / FAIR VALUE
($ IN MILLIONS)
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2018
2023
2024
2025
2026
2027
2028
2029
2030
BY MATURITY FOR TOTAL PORTFOLIO INVESTMENTS
PRINCIPAL AMOUNT
COST
FAIR VALUE

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

September 30, 2017
ASSETS
Investments, at fair value (cost: $420,368,653)	$395,580,937
Cash and cash equivalents	4,857,840
Distributions receivable	5,640,793
Securities sold not settled	1,395,557
Deferred offering costs on common stock	263,056
Interest receivable, including accrued interest purchased	395,671
Prepaid expenses and other assets	19,885
Fee receivable	246,322
Total assets	408,400,061

LIABILITIES
Mandatorily redeemable preferred stock, net of discount and deferred issuance costs (10,000,000 shares authorized, 6,345,416 shares issued and outstanding)	151,061,755
Securities purchased not settled	7,722,770
Incentive fees payable to affiliate	2,270,583
Investment advisory fee payable to affiliate	2,143,804
Accrued expenses	268,405
Accrued offering costs	17,274
Directors’ fees payable	58,750
Administrator expense payable	43,938
Total liabilities	163,587,279

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to common stock, $0.01 par value, 90,000,000 shares authorized, and 25,212,440 shares issued and outstanding	$244,812,782

NET ASSETS consist of:
Paid in capital	$354,265,649
Accumulated net realized losses	(58,896,428)
Net unrealized depreciation on investments	(24,787,716)
Distribution in excess of net investment income	(25,768,723)
Total net assets	$244,812,782

Net asset value per common share	$9.71
Market price per share	$10.20
Market price premium to net asset value per share	5.05%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017
(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
Structured Finance
Ares XLIV CLO Ltd.
CLO secured notes – Class E(3)(4)(6), 9.36% (LIBOR + 8.05%, due October 15, 2029)	$6,000,000	$5,646,139	$5,829,000

Jamestown CLO IV Ltd.
CLO secured notes – Class D(3)(4)(6), 6.30% (LIBOR + 5.00%, due July 15, 2026)	1,375,000	1,266,488	1,290,988

KVK 2014-3 Ltd.
CLO secured notes – Class F(3)(4)(6), 7.40% (LIBOR + 6.10%, due October 15, 2026)	1,956,522	1,596,958	1,600,826

Mountain Hawk II CLO, Ltd.
CLO secured notes – Class E(3)(4)(6)(15), 6.11% (LIBOR + 4.80%, due July 20, 2024)	6,000,000	5,002,271	4,522,200

Magnetite 19 CLO, Ltd.
CLO secured notes – Class F(3)(4)(6), 8.88% (LIBOR + 7.61%, due July 17, 2030)	4,125,000	3,870,025	3,869,663

North End CLO, Ltd.
CLO secured notes – Class F(3)(4)(6), 5.90% (LIBOR + 4.60%, due July 17, 2025)	750,000	716,477	727,050

OZLM Funding IV
CLO secured notes – Class ER(3)(4)(6)(15), 10.31% (LIBOR + 9.00%, due October 22, 2030)	2,500,000	2,325,585	2,331,250

Parallel 2015-1, Ltd.
CLO secured notes – Class F(3)(4)(6), 7.91% (LIBOR + 6.60%, due July 20, 2027)	2,877,193	2,685,299	2,654,498

Sound Point CLO IV, Ltd.
CLO secured notes – Class F(3)(4)(6), 6.26% (LIBOR + 4.95%, due January 21, 2026)	3,500,000	3,263,015	3,259,200

Venture XXI CLO, Ltd.
CLO secured notes – Class F(3)(4)(6), 7.90% (LIBOR + 6.60%, due July 15, 2027)	2,875,000	2,666,943	2,658,800

Total Structured Finance		$29,039,200	$28,743,475	11.74%

Total Collateralized Loan Obligation – Debt Investments		$29,039,200	$28,743,475	11.74%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XII, Ltd.
CLO subordinated notes(5)(7)(15), (Estimated yield 5.17%, maturity May 10, 2025)	$8,428,571	$4,199,098	$3,540,000

Apidos CLO XXI
CLO subordinated notes(5)(7), (Estimated yield 14.56%, maturity July 18, 2027)	8,700,000	6,000,808	5,916,000

Ares XLIII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.40%, maturity October 15, 2029)	16,320,000	14,175,641	12,480,781

Ares XXV CLO Ltd.
CLO subordinated notes(5)(7)(13), (Estimated yield 0.00%, maturity January 17, 2024)	15,500,000	—	—

Ares XXVI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.04%, maturity April 15, 2025)	15,115,000	6,448,739	5,745,664

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2017
(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Atrium XII CLO
CLO subordinated notes(5)(7), (Estimated yield 18.02%, maturity October 22, 2026)	$34,762,500	$27,659,100	$36,153,000

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 5.96%, maturity October 17, 2026)	24,000,000	17,105,348	11,280,000

Benefit Street Partners CLO V Ltd.
CLO preference shares (5)(7), (Estimated yield 18.91%, maturity October 20, 2026)	11,500,000	7,366,675	6,440,000

Blue Hill CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.42%, maturity January 15, 2026)	15,125,000	5,038,042	3,676,666
CLO subordinated fee notes(8)(15), (Maturity January 15, 2026)	96,635	17,931	11,177

B&M CLO 2014-1 LTD
CLO subordinated notes(5)(7), (Estimated yield 5.57%, maturity April 16, 2026)	2,000,000	942,367	700,000

Bristol Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 14.91%, maturity April 15, 2029)	7,000,000	5,732,820	5,530,000

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 7.31%, maturity April 18, 2025)	16,500,000	10,820,462	10,161,361

CENT CLO 16, L.P.
CLO subordinated notes(5)(7), (Estimated yield 52.67%, maturity August 01, 2024)	10,500,000	6,281,653	6,405,000

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7), (Estimated yield 20.11%, maturity July 22, 2026)	10,000,000	6,414,901	6,400,000

CIFC Funding 2015-I, Ltd.
CLO subordinated notes(5)(7)(15), (Estimated yield 15.85%, maturity January 22, 2027)	9,750,000	7,416,972	7,410,000

Dryden 42 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 16.54%, maturity July 15, 2027)	7,000,000	5,873,051	5,767,468

Golub Capital Partners CLO 35(B), Ltd.,
CLO subordinated notes(5)(7)(9), (Estimated yield 13.11%, maturity July 20, 2029)	5,000,000	4,423,730	3,850,000

Halcyon Loan Advisors Funding 2015-1 Ltd.
CLO subordinated notes(5)(7)(15), (Estimated yield 37.49%, maturity April 20, 2027)	6,000,000	3,133,559	3,240,000

Hull Street CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield – 1.77%, maturity October 18, 2026)	15,000,000	8,955,084	4,050,000

Ivy Hill Middle Market Credit VII, Ltd.
CLO subordinated notes(5)(7)(15), (Estimated yield 28.35%, maturity October 20, 2025)	7,000,000	5,732,209	5,107,664

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2017
(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Jamestown CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 29.93%, maturity January 15, 2026)	$15,575,000	$8,112,233	$7,943,250

Jamestown CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 40.51%, maturity July 15, 2026)	2,250,000	838,600	769,984

Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7), (Estimated yield 23.45%, maturity October 17, 2026)	5,750,000	4,677,238	4,811,186

KVK 2014-3
CLO subordinated notes(5)(7)(15), (Estimated yield 31.15%, maturity October 15, 2026)	10,833,000	3,212,912	3,249,900

Midocean Credit CLO VI
CLO income notes(5)(7), (Estimated yield 15.37%, maturity January 20, 2029)	24,700,000	20,851,414	20,748,000

Mountain Hawk II CLO, Ltd.
CLO subordinated notes(5)(7)(15), (Estimated yield 12.02%, maturity July 20, 2024)	25,670,000	9,253,283	3,850,500

Mountain Hawk III CLO, Ltd.
CLO M notes(8)(15), (Maturity April 18, 2025)	2,389,676	—	109,020

Neuberger Berman CLO XII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity July 25, 2023)	22,200,000	—	—

Neuberger Berman CLO XIII, Ltd.
CLO subordinated notes(5)(7)(13), (Estimated yield 3.83%, maturity January 23, 2024)	6,255,000	303,076	62,550

North End CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 6.90%, maturity July 17, 2025)	8,500,000	1,859,138	977,705

Octagon Investment Partners 27, Ltd.
CLO subordinated notes(5)(7)(15), (Estimated yield 12.22%, maturity July 15, 2027)	5,000,000	3,906,552	3,939,724

OFSI Fund VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.05%, maturity October 18, 2026)	28,840,000	21,391,172	17,880,800

OZLM XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.05%, maturity January 15, 2029)	17,000,000	13,295,858	13,137,423

Parallel 2015-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.46%, maturity July 20, 2027)	10,250,000	6,993,307	6,457,500

Race Point IX CLO, Ltd.
CLO preferred shares(5)(7), (Estimated yield 17.63%, maturity October 15, 2030)	5,645,000	3,133,425	3,307,162

Regatta III Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 40.65%, maturity April 15, 2026)	3,750,000	1,625,486	1,513,466

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2017
(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Shackleton II CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 0.00%, maturity October 20, 2023)	$28,000,000	$1,969,719	$—

Shackleton 2015-VII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.92%, maturity April 15, 2027)	10,500,000	8,454,410	7,798,093

Shackelton 2017-X CLO, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 15.00%, maturity April 20, 2029)	22,000,000	21,382,596	20,680,000

Shackelton 2017-XI CLO, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 16.61%, maturity August 15, 2030)	10,000,000	9,563,344	9,175,000

Sheridan Square CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 0.00%, maturity April 15, 2025)	3,300,000	303,883	198,000

Sound Point CLO VIII, Ltd.
CLO subordinated fee notes(8)(15), (Maturity April 15, 2027)	224,719	202,247	73,197

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.18%, maturity July 17, 2026)	14,332,210	8,672,117	7,882,716

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.27%, maturity July 17, 2024)	11,350,000	6,760,629	6,578,091

THL Credit Wind River 2014-3 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.01%, maturity January 22, 2027)	18,530,000	14,761,493	15,009,300

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.01%, maturity April 18, 2029)	12,000,000	10,618,444	10,080,000

Venture XIV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.61%, maturity August 28, 2029)	9,000,000	5,287,669	4,860,000

Venture XVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.70%, maturity July 15, 2026)	17,000,000	11,639,941	10,224,330

Venture XVIII CLO, Ltd.
CLO subordinated fee notes(8)(15), (Maturity October 15, 2026)	357,055	—	263,854

Venture XXI CLO, Ltd.
CLO subordinated fee notes(8)(15), (Maturity July 15, 2027)	15,825,000	11,143,525	11,552,250

Venture XXV CLO, Ltd.
CLO subordinated notes(5)(7)(15), (Estimated yield 15.90%, maturity April 20, 2029)	4,000,000	3,701,445	3,440,000

Venture XXX CLO, Ltd.
CLO subordinated notes(5)(7)(9)(10), (Estimated yield 11.51%, maturity March 31, 2018)	7,500,000	7,500,000	7,500,000

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2017
(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.95%, maturity October 15, 2028)	$10,000,000	$8,375,580	$8,500,000

Zais CLO 7, Limited
CLO income notes(5)(7)(9), (Estimated yield 18.38%, maturity April 15, 2030)	9,425,000	7,800,527	7,917,000

Other CLO equity related investments
CLO other(8)(15)		—	2,482,680
Total Structured Finance		$391,329,453	$366,837,462	149.84%
Total Collateralized Loan Obligation – Equity Investments		$391,329,453	$366,837,462	149.84%

Total Investments In Securities		$420,368,653	$395,580,937	161.58%

Cash Equivalents
First American Government Obligations Fund(14)		$4,857,840	$4,857,840
Total Cash Equivalents		$4,857,840	$4,857,840	2.0%
Total Investments In Securities and Cash Equivalents		$425,226,493	$400,438,777	163.58%

____________

(1)   We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)   Fair value is determined in good faith by the Board of Directors of the Fund.

(3)   Notes bear interest at variable rates.

(4)   Cost value reflects accretion of original issue discount or market discount.

(5)   Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)   The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2017.

(7)   The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)   Fair value represents discounted cash flows associated with fees earned from CLO equity investments

(9)   Investment has not made inaugural distribution for relevant period end. See “Note 3. Summary of Significant Accounting Policies — Investment Income Recognition.”

(10) The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(11) The CLO was optionally redeemed during the quarter ended March 31, 2017. The cost basis reflects distributions received in excess of investment carrying value.

(12) The CLO was optionally redeemed during the quarter ended June 30, 2017. The cost basis reflects distributions received in excess of investment carrying value.

(13) The CLO was optionally redeemed during the quarter ended September 30, 2017. The cost basis reflects distributions received in excess of investment carrying value.

(14) Represents cash equivalents held in a money market account as of September 30, 2017.

(15) The fair value of the investment was determined using significant unobservable inputs. See “Note 4. Fair Value.”

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS
(Unaudited)

Six Months Ended September 30, 2017
INVESTMENT INCOME
Income from securitization vehicles and investments	$33,371,191
Interest income – debt investments	802,171
Other income	1,255,582
Total investment income	35,428,944

EXPENSES
Interest expense on mandatorily redeemable preferred stock	6,556,582
Investment advisory fees	4,073,268
Incentive fees	4,716,166
Professional fees	374,391
Administrator expense	306,287
Directors’ fees	144,500
General and administrative	245,994
Insurance expense	82,989
Transfer agent and custodian fees	64,110
Total expenses	16,564,287
Net investment income	18,864,657
Net change in unrealized depreciation on investments	(10,946,650)
Net realized loss on the redemption of mandatorily redeemable preferred stock	(1,709,991)
Net realized gain on investments	222,573
Net realized loss and net change in unrealized depreciation	(12,434,068)
Net increase in net assets resulting from operations	$6,430,589

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended September 30, 2017	Year Ended March 31, 2017
Increase in net assets from operations:
Net investment income	$18,864,657	$30,760,679
Net realized losses	(1,487,418)	(6,250,464)
Net change in unrealized depreciation on investments	(10,946,650)	80,691,611
Net increase in net assets resulting from operations	6,430,589	105,201,826
Distributions from net investment income	(19,580,225)	(49,601,273)
Total distributions to shareholders	(19,580,225)	(49,601,273)

Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs $616,947 and $1,038,300, respectively)	25,913,973	43,800,085
Reinvestment of dividends	—	697,925
Net increase in net assets from capital share transactions	25,913,973	44,498,010

Total increase in net assets	12,764,337	100,098,563
Net assets at beginning of period	232,048,445	131,949,882
Net assets at end of period (including distributions in excess of net investment income of $25,768,723 and $25,053,155, respectively)	$244,812,782	$232,048,445

Capital share activity:
Shares issued	2,461,008	3,929,836
Shares issued from reinvestment of dividends	—	69,900
Net increase in capital share activity	2,461,008	3,999,736

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS
(Unaudited)

Six Months Ended September 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,430,589
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization/accretion of discounts and premiums	(130,231)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	343,085
Accretion of discount on mandatorily redeemable preferred stock	280,274
Purchases of investments	(149,030,163)
Sales of investments	58,179,677
Repayments of principal and reductions to investment cost value	10,000,000
Net change in unrealized depreciation on investments	10,946,650
Net realized losses	1,487,418
Reductions to CLO equity cost value	30,869,725
Increase in distributions receivable	(1,501)
Increase in fee receivable	(170,491)
Increase in interest receivable	(211,159)
Decrease in prepaid expenses and other assets	86,988
Increase in investment advisory fee payable	317,392
Decrease in incentive fee payable	(188,143)
Decrease in directors’ fees payable	(6,000)
Increase in administrator expense payable	21,964
Decrease in accrued offering costs	(78,275)
Decrease in accrued expenses	(88,141)
Net cash used in operating activities	(30,940,342)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of dividend reinvestment plan of $0)	(19,580,225)
Proceeds from the issuance of common stock	26,530,920
Underwriting fees and offering costs for the issuance of common stock	(616,947)
Deferred offering costs	75,053
Redemption of mandatorily redeemable preferred stock	(50,504,475)
Proceeds from the issuance of mandatorily redeemable preferred stock	68,235,375
Deferred issuance costs for the issuance of preferred stock	(2,359,378)
Net cash provided by financing activities	21,780,323

Net decrease in cash and cash equivalents	(9,160,019)

Cash and cash equivalents, beginning of period	14,017,859

Cash and cash equivalents, end of period	$4,857,840

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$5,933,222
NON-CASH ACTIVITIES
Securities sold not settled	$1,395,557
Securities purchased not settled	$7,722,770

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim financial statements of Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our,” or the “Fund”) are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-CSR. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair statement of financial results for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Fund’s Form N-CSR for the year ended March 31, 2017, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

OXLC was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles, which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”), a related party, is the managing member of OXLC Management and serves as the administrator of OXLC. Under the investment advisory agreement with OXLC Management (the “Investment Advisory Agreement”), OXLC has agreed to pay OXLC Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 5. Related Party Transactions.”

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with GAAP, include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published on Form N-CSR to conform to the current period presentation for comparative purposes. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and cash held in a money market fund which contain investments with original maturities of three months or less. The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Cash equivalents are classified as Level 1 assets and are included on the Fund’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

INVESTMENT VALUATION

The Fund fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of OXLC’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXLC’s investments are valued based upon “Level 3” inputs as of September 30, 2017.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. OXLC Management or the Fund’s board of directors (the “Board of Directors”) may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There were no share repurchases of the Fund’s common stock for the six months ended September 30, 2017.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 8. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets consist primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate as per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of September 30, 2017, the Fund had no non-accrual investments in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions

Our distribution policy is based upon our estimate of our distributable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

Distributions received on CLO equity investments which were optionally redeemed for which the cost basis has been reduced to zero are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Deferred costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS ON MANDATORILY REDEEMABLE PREFERRED STOCK

Deferred issuance costs on mandatorily redeemable preferred stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the term of the respective preferred stock series. This amortization expense is included in interest expense on mandatorily redeemable preferred stock in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on Extinguishment of mandatorily redeemable preferred stock on the Fund’s Statement of Operations. Deferred issuance costs are presented on the balance sheet as a direct deduction from the related debt liability.

NOTE 4. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at September 30, 2017, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$28.8	$28.8
CLO equity	—	—	366.8	366.8
Total investments at fair value	—	—	395.6	395.6
Cash and cash equivalents	4.8	—	—	4.8
Total assets at fair value(1)	$4.8	$—	$395.6	$400.4

____________

(1)  Totals may not sum due to rounding.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of September 30, 2017 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series 2023 Term Preferred Shares	$85.1	$91.7	$—	$91.7	$—
New Series 2024 Term Preferred Shares	66.0	69.3	—	69.3	—
Total	$151.1	$161.0	$—	$161.0	$—

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 4. FAIR VALUE – (continued)

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of September 30, 2017. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements				Impact to
Assets	Fair Value as of September 30, 2017	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(5)	Valuation from an Increase in Input(6)
	($ in millions)
CLO debt	$21.9	Market quotes	NBIB(1)	81.8%-97.2%/93.3%	NA
	4.5	Yield Analysis	Discount rate	10.5%(3)	Decrease
	2.4	Recent Transactions	Actual trade(2)	93.3%(3)	NA
CLO equity	330.1	Market quotes	NBIB(1)	1.0%-104.0%/66.3%	NA
	33.8	Yield Analysis	NBIB(1)	15.0%-86.0%/44.0%	NA
CLO equity – side letters	2.9	Discounted cash flow(4)	Discount rate(4)	12.5%-16.5%/13.7%	Decrease
Total Fair Value for Level 3 Investments(7)	$395.5

____________

(1)   The Fund generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.

(2)   Prices provided by independent pricing services are evaluated in conjunction with actual trades, and in certain cases, the value represented by actual trades may be more representative of fair value as determined by the Board of Directors.

(3)   Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

(4)   The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. OXLC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(5)   Weighted averages are calculated based on fair value of investments.

(6)   The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement.

(7)   Totals may not sum due to rounding.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 4. FAIR VALUE – (continued)

A reconciliation of the fair value of investments for the six months ended September 30, 2017, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2017	$12.7	$344.1	$356.8
Realized losses included in earnings	0.3	(0.1)	0.2
Unrealized appreciation included in earnings	(0.5)	(10.4)	(10.9)
Amortization of discounts and premiums	0.1	—	0.1
Purchases	27.4	122.5	149.9
Repayments and sales	(11.2)	(58.4)	(69.6)
Reductions to CLO equity cost value(1)	—	(30.9)	(30.9)
Transfers in and/or out of level 3	—	—	—
Balance at September 30, 2017(2)	$28.8	$366.8	$395.6
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to the Fund’s Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(0.3)	$(12.4)	$(12.7)

____________

(1)   Reduction to cost value on OXLC’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the six months ended September 30, 2017, of approximately $64.2 million and the effective yield interest income of approximately $33.4 million. A reduction to cost value is not made for CLO warehouse investments.

(2)   Totals may not sum due to rounding.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers among Level 1, Level 2 and Level 3 during the six months ended September 30, 2017.

NOTE 5. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an agreement (“Investment Advisory Agreement”) with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC.

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with BDC Partners to serve as its administrator. Under the Administration Agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee (the “Base Fee” or “Investment Advisory Fee”) and an incentive fee.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS – (continued)

The base management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that OXLC has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. OXLC’s net investment income used to calculate the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% base management fee. The Fund pays OXLC Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•      No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•      100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

•      20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the six months ended September 30, 2017, the Fund recognized incentive fee expense of approximately $4.7 million. At September 30, 2017, the Fund had an incentive fee payable of approximately $2.3 million.

BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the Administration Agreement, including rent,

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS – (continued)

and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The costs associated with the functions performed by OXLC’s chief compliance officer are paid indirectly by the Fund pursuant to the terms of an agreement between the Fund and Alaric Compliance Services, LLC.

The independent directors receive an annual fee of $75,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, owned, directly or indirectly, an aggregate 2.2% of the common stock of the Fund at September 30, 2017.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting OXLC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXLC and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is OXLC’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXLC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXLC’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, OXLC is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to OXLC and its stockholders and do not involve overreaching in respect of OXLC or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of OXLC’s stockholders and is consistent with OXLC’s then-current investment objective and strategies.

NOTE 6. CONCENTRATION OF CREDIT RISK

The Fund places its cash in an overnight money market account and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 7. DISTRIBUTIONS

For the six months ended September 30, 2017, the Fund declared and paid dividends on common stock of $0.80 per share, or $19,580,225. The Fund declared and paid dividends on common stock of $2.40 per share, or $49,601,273, for the year ended March 31, 2017. The tax character of distributions paid for the six months ended September 30, 2017 will be determined when the Fund reports on its fiscal year-end financial statements. The tax character of distributions paid for the year ended March 31, 2017 represented ordinary income with no return of capital.

For the six months ended September 30, 2017 and the year ended March 31, 2017 the Fund also declared and paid dividends on preferred stock of $5,933,222 and $9,947,082, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

For the fiscal year ended March 31, 2017, the Fund had available $49,584,288 of long-term capital losses, which can be used to offset future capital gains. These losses represent post-RIC modernization losses not subject to expiration. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2017, the Fund deferred such losses in the amount of $7,048,829, which is comprised of long-term losses.

As of March 31, 2017, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$2,881,975
Distributable long-term capital gains (capital loss carry forward)	(49,584,288)
Unrealized depreciation on investments	(42,543,339)
Other timing differences	(7,057,579)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in CLO equity investments and permanent book/tax differences attributable to non-deductible excise taxes. For the year ended March 31, 2017, the permanent differences between financial and tax reporting were due to basis adjustments on the sale of CLO equity investments, resulting in a decrease of distributions in excess of investment income, and an increase in accumulated net realized loss on investments of $5,178,533. These amounts will be finalized before filing the federal tax return.

As of September 30, 2017, the aggregate gross unrealized appreciation for tax purposes was $24,326,087, and aggregate gross unrealized depreciation was $111,883,539. For tax purposes, the cost basis of the portfolio investments at September 30, 2017 was $483,138,389.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 10 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 6,345,416 shares issued and outstanding at September 30, 2017. Since 2012 and through June 2017, the Fund completed underwritten public offerings of its 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); 8.125% Series 2024 Term Preferred Shares (the “Series 2024 Shares”) and 6.75% Series 2024 Term Preferred Shares (the “New Series 2024 Shares”), collectively the “Term Preferred Shares” or “Term Shares.” The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt.

On March 21, 2016, the Fund announced a program for the purpose of repurchasing up to $25 million worth of the outstanding shares of the Series 2023 Shares and up to $25 million worth of the outstanding shares of the Series 2024 Shares. Under this repurchase program, the Fund repurchased 609,537 shares of the Series 2023 Shares, at an average price of $25.20 per share, and 2,712 shares of the Series 2024 Shares, at an average price of $25.40 per share, for the year ended March 31, 2017. In connection with the repurchased Series 2023 Shares, the Fund realized a net extinguishment loss of approximately $615,000, consisting of previously unamortized deferred issuance costs of approximately $490,000, in addition to repurchases at a net premium to par of approximately $125,000. In connection with the repurchased Series 2024 Shares, the Fund realized a net extinguishment loss of approximately $3,000, consisting of previously unamortized deferred issuance costs of approximately $2,000, in addition to repurchases at a net premium to par of approximately $1,000.

On March 14, 2017, the Fund entered into an equity distribution agreement to sell, through an “at-the-market” offering, up to 600,000 shares of the Fund’s Series 2023 Shares and up to 600,000 shares of the Fund’s Series 2024 Shares. The Fund sold a total of 600,000 shares of its Series 2023 Shares and 1,300 shares of its Series 2024 Shares pursuant to the “at-the-market” offering during the year ended March 31, 2017. The total amount of net proceeds raised under this “at-the-market” offering was approximately $15.0 million after deducting the sales agent’s commissions and offering expenses.

On June 14, 2017, the Fund completed an underwritten public offering of 2,729,415 shares of its newly designated New Series 2024 Shares at a public offering price of $25 per share, raising $68.2 million in gross proceeds. The New Series 2024 Shares are listed on the NASDAQ Global Select Market and trade under the symbol “OXLCM”.

On July 14, 2017 (the “Redemption Date”), the Fund redeemed all of the issued and outstanding shares (an aggregate of 2,020,179 shares) of the Series 2024 Shares for a redemption price of $25 per share plus $0.07336 in accrued but unpaid dividends per share to the Redemption Date, for an aggregate redemption price of $25.07336 per share. In connection with the July 14, 2017 redemption of approximately $50.5 million of the Series 2024 Shares, the Fund incurred extinguishment costs of approximately $1.7 million, which consisted of accelerated deferred issuance costs. The accelerated deferred issuance costs are recorded within net realized loss on the redemption of mandatorily redeemable preferred stock in the Statement of Operations.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK – (continued)

The Fund’s Term Preferred Share activity for the six months ended September 30, 2017, was as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(1)	New Series 2024 Term Preferred Shares	Total
Shares outstanding at March 31, 2017	3,616,001	2,020,179	—	5,636,180
Shares issued	—	—	2,729,415	2,729,415
Shares extinguished	—	(2,020,179)	—	(2,020,179)
Shares outstanding at September 30, 2017	3,616,001	—	2,729,415	6,345,416

____________

(1)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

The Fund’s Term Preferred Share balances as of September 30, 2017, were as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(2)	New Series 2024 Term Preferred Shares	Total
Principal value	$90,400,025	$—	$68,235,375	$158,635,400
Deferred issuance cost	(2,009,887)	—	(2,253,053)	(4,262,940)
Discount	(3,310,705)	—	—	(3,310,705)
Carrying value	$85,079,433	$—	$65,982,322	$151,061,755
Fair value(1)	$91,737,945	$—	$69,299,847	$161,038,065
Fair value price per share(1)	$25.37	$—	$25.39	-—

____________

(1)   Represents the September 30, 2017 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

(2)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(1)	New Series 2024 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00
Term redemption date	June 30, 2023	June 30, 2024	June 30, 2024
Term redemption price per share	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2016	June 30, 2017	June 30, 2020
Stated interest rate	7.50%	8.13%	6.75%

____________

(1)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

The Fund’s Term Preferred Shares had no accrued interest payable at September 30, 2017. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of September 30, 2017, OXLC had a deferred debt issuance cost balance of approximately $4.3 million related to the Term

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK – (continued)

Preferred Share issuances. Aggregate net discount on the Series 2023 Shares at the time of issuance totaled approximately $5.3 million. As of September 30, 2017, OXLC had an unamortized discount balance of approximately $3.3 million. These amounts are being amortized and are included in interest expense on mandatorily redeemable preferred stock in the Statement of Operations over the term of the respective shares.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for the six months ended September 30, 2017:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(3)	New Series 2024 Term Preferred Shares	Total
Stated interest expense(1)	$3,390,001	$1,174,249	$1,368,972	$5,933,222
Amortization of deferred issuance costs	175,175	70,557	97,353	343,085
Discount expense	280,273	—	—	280,273
Total interest expense	$3,845,449	$1,244,806	$1,466,325	$6,556,580

Effective interest rate(2)	8.48%	8.57%	7.20%	8.15%
Cash paid for interest	$3,390,001	$1,174,249	$1,368,972	$5,933,222

____________

(1)   Stated interest is composed of distributions declared and paid of approximately $5.9 million for the six months ended September 30, 2017.

(2)   Represents the weighted average effective rate for each respective series of Term Preferred Shares.

(3)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

NOTE 9. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $149.9 million, comprised of approximately $142.2 million of purchases for the six months ended September 30, 2017 and approximately $7.7 million of purchases unsettled as of September 30, 2017. The Fund’s sales and repayments of securities totaled approximately $69.6 million, comprised of approximately $59.6 million of sales and approximately $10.0 million of repayments, excluding short-term investments, for the six months ended September 30, 2017.

NOTE 10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2017, the Fund had one commitment to fund an additional $3.0 million of Venture XXX CLO, Ltd. Subordinated Notes.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 11. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

NOTE 12. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2017 and for the years ended March 31, 2017, 2016, 2015 and 2014 are as follows:

	Six Months Ended September 30, 2017		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value at beginning of period	$10.20		$7.04	$14.08	$16.26	$16.20
Net investment income(1)	0.80		1.54	1.64	1.37	1.24
Net realized and unrealized (losses) gains(2)	(0.50)		3.87	(6.28)	(1.14)	1.56
Total from investment operations	0.30		5.41	(4.64)	0.23	2.80
Distributions per share from net investment income(3)	(0.80)		(2.40)	(2.44)	(2.26)	(1.97)
Distributions per share from realized gain on investments(3)	—		—	—	(0.14)	(0.38)
Distributions per share based on weighted average share impact(3)	(0.03)		(0.09)	(0.06)	(0.02)	(0.51)
Total distributions(3)	(0.83)		(2.49)	(2.50)	(2.42)	(2.86)
Effect of shares issued/repurchased, net of underwriting expense(4)	0.04		0.25	0.11	0.02	0.16
Effect of offering costs(4)	—		(0.01)	(0.01)	(0.01)	(0.04)
Effect of shares issued/repurchased, net(4)	0.04		0.24	0.10	0.01	0.12
Net asset value at end of period	$9.71		$10.20	$7.04	$14.08	$16.26
Per share market value at beginning of period	$11.13		$8.45	$14.82	$16.70	$15.98
Per share market value at end of period	$10.20		$11.13	$8.45	$14.82	$16.70
Total return(5)	(0.92)%		66.38%	(28.97)%	3.34%	20.23%
Shares outstanding at end of period	25,212,440		22,751,432	18,751,696	15,972,381	15,240,729
Ratios/Supplemental Data
Net assets at end of period (000’s)	$244,813		$232,048	$131,950	$224,933	$247,829
Average net assets (000’s)	$235,528		$173,005	$185,211	$239,703	$154,112
Ratio of net investment income to average daily net assets	16.02	%(6)	17.78%	15.57%	8.88%	6.55%
Ratio of expenses to average daily net assets	14.07	%(6)	15.71%	16.60%	10.58%	8.38%
Portfolio turnover rate	18.03%		69.08%	32.02%	69.05%	28.81%

____________

(1)   Represents net investment income per share for the period, based upon average shares outstanding.

(2)   Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in net asset value per share.

(3)   Management monitors estimated taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 12. FINANCIAL HIGHLIGHTS – (continued)

capital to the Fund’s stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.

(4)   Based on actual shares outstanding for the period end.

(5)   Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(6)   Annualized.

NOTE 13. RISKS AND UNCERTAINTIES

The U.S. capital markets have experienced periods of volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, and TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are consolidated into the gross assets of TICC Capital Corp. Additionally, the OXLC Management’s investment team manages the portfolio of Oxford Bridge, LLC, a limited liability company that invests principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. On June 14, 2017, the Securities and Exchange Commission issued an order permitting us and certain of our affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, we and certain of our affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is our investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing our stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of net investment income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, OXLC Management could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in OXLC Management’s net investment income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of September 30, 2017, the CLO vehicles in which the Fund was invested had average leverage of 10.6 times and ranged from approximately 7.1 times to 12.7 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 13. RISKS AND UNCERTAINTIES – (continued)

The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, OXLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

The Fund believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, the Fund believes that this may create additional opportunities (and additional risks) for the Fund in the future.

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future distributions may be harmed.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 13. RISKS AND UNCERTAINTIES – (continued)

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. However, since most of the collateral positions within the CLO investments have LIBOR floors below LIBOR currently, there may be corresponding increases in investment income with an increase in LIBOR.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

We may be required to include in our income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund (“QEF”) election or are CFCs. To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code (the “90% Income Test”). Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. On September 28, 2016, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless the Fund receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, the Fund may fail to qualify as a RIC. If these regulations are finalized, the Fund will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 13. RISKS AND UNCERTAINTIES – (continued)

are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018.

Most CLO vehicles in which OXLC invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO vehicle in which OXLC invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect OXLC’s operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 3. Summary of Significant Accounting Policies — U.S. Federal Income Taxes.”

The Fund’s Series 2023 Shares and New Series 2024 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2023 Shares and New Series 2024 Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2023 Shares and New Series 2024 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, OXLC is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing OXLC’s Preferred Stock. Under the 1940 Act, the Fund may not issue additional Preferred Stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of OXLC’s outstanding Preferred Stock). In addition, the Articles Supplementary governing OXLC’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter. If the asset coverage is not at least 200% as of such measurement dates, OXLC may not be able to incur additional debt or issue additional shares of Preferred Stock and could be forced to sell a portion of its investments to repurchase or redeem some shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations. Further, OXLC may be restricted from making distributions to holders of the Fund’s common stock if the Fund does not have asset coverage of at least 200%. See “Note 8. Mandatorily Redeemable Preferred Stock.”

Given the ten-year original terms, and potential for early redemption, of the Series 2023 Shares and New Series 2024 Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 8. Mandatorily Redeemable Preferred Stock”.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2016, the FASB issued ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The Fund is currently assessing the impact of ASU 2016-15 and does not anticipate an impact on our financial position, results of operations or cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a Consensus of the Emerging Issues Task Force) (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Fund is assessing the impact of ASU 2016-18 and guidance is not expected to have a material impact on our financial statements from adopting this standard, however, upon adoption of the standard, restricted cash, if any, will be included as part of beginning and ending cash and cash equivalents on the statement of cash flows.

In December 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements. As part of this guidance, ASU 2016-19 amends FASB ASC 820 to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. ASU 2016-19 is effective on a prospective basis for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016 on a prospective basis. The Fund has adopted ASU 2016-19 on its financial statements and disclosures and the adoption of ASU 2016-19 has not had a material impact on its financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In May 2016, ASU 2016-12 amended ASU 2014-09 and deferred the effective period to December 15, 2017. Management has concluded that its revenues associated with financial instruments are scoped out of Topic 606. The adoption of the requirements is not expected to have a significant impact on the financial statements.

NOTE 15. ISSUANCES OF COMMON STOCK

The Fund sold a total of 2,461,008 shares of common stock pursuant to an “at-the-market” offering during the six months ended September 30, 2017. The total amount of capital raised under these issuances was approximately $26.5 million and net proceeds were approximately $25.9 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 3,929,836 shares of common stock pursuant to an “at-the-market” offering during the year ended March 31, 2017. The total amount of capital raised under these issuances was approximately $44.8 million and net proceeds were approximately $43.8 million after deducting the sales agent’s commissions and offering expenses.

For the six months ended September 30, 2017 and for the year ended March 31, 2017, the Fund issued zero and 69,900 shares, respectively, of common stock under the distribution reinvestment plan.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2017
(Unaudited)

NOTE 16. SUBSEQUENT EVENTS

On November 1, 2017, the Board of Directors declared a distribution of $0.40 per share for the third fiscal quarter, payable on December 29, 2017 to shareholders of record as of December 15, 2017.

On November 1, 2017, the Board of Directors declared the required monthly dividends on its Series 2023 and New Series 2024 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	2017/2018 Record Dates	2017/2018 Payable Dates
Series 2023	$0.15625	December 15, January 15, February 15	December 29, January 31, February 28
New Series 2024	$0.140625	December 15, January 15, February 15	December 29, January 31, February 28

In accordance with their terms, each of the Series 2023 Shares and New Series 2024 Shares will pay a monthly dividend at a fixed rate of 7.50% and 6.75%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $1.6875 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 6.75% per year, respectively, for each of the Series 2023 Shares and New Series 2024 Shares.

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Securities and Exchange Commission website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	52	Chief Executive Officer and Director	2010	2019
Saul B. Rosenthal	48	President and Director	2010	2018
Independent Directors
Mark J. Ashenfelter	57	Chairman of the Board of Directors	2010	2019
John Reardon	50	Director	2010	2020
David S. Shin	48	Director	2010	2018

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	57	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	62	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen has also served since 2015 as Chief Executive

Officer of Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and since 2015 as President of Oxford Bridge Management, LLC. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of LiftForward, Inc., the National Museum of Mathematics and YPO New York City. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as TICC Capital Corp.’s Controller since 2005, TICC Capital Corp.’s Treasurer since 2009, and TICC Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, TICC Management, LLC, BDC Partners, and Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world, and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, TICC Capital Corp., TICC Management, LLC, since June 2015 pursuant to an agreement between us and Alaric Compliance Services, LLC (“Alaric”), a compliance consulting firm. Mr. Cummins has also served since November 2015 as the Chief Compliance Officer of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. Mr. Cummins has been a director of Alaric since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the six months ended September 30, 2017:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$46,500	—	$46,500
John Reardon	$46,500	—	$46,500
David S. Shin	$51,500	—	$51,500

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(1)   For a discussion of the independent directors’ compensation, see below.

(2)   We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $75,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to Oxford Lane Capital.

Mr. Cummins, our Chief Compliance Officer, is a director of Alaric, and performs his functions under the terms of an agreement between us and Alaric.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 26, 2017, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered and concluded, among other things:

•      The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including the responses in a questionnaire regarding Oxford Lane Management’s investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•      The investment performance of OXLC and Oxford Lane Management including a comparison to the performance of OXLC’s peer group, and concluded that OXLC’s performance is reasonable in comparison to its peers;

•      Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by OXLC to Oxford Lane Management were reasonable;

•      Our historical and projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•      Any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners from their relationships with OXLC and the profitability of those relationships, and concluded that Oxford Lane Management’s profitability was not excessive with respect to us;

•      The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•      The organizational capability and financial condition of Oxford Lane Management and its affiliates, and concluded that the organizational capability and financial condition of Oxford Lane Management were reasonable;

•      The due diligence-related expenses, travel expenses, and expenses associated with investigating and monitoring investments, and concluded that such expenses were reasonable; and

•      The possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders (the ‘‘Meeting’’) on September 19, 2017 and submitted one matter to vote of the shareholders. At the Meeting, shareholders elected a nominee for director, to serve for a three-year term to expire at the 2020 Annual Meeting of Shareholders based on the following votes:

Name	Votes for	Votes Withheld
John Reardon(1)	4,034,415	1,575,882

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(1)   Mr. Reardon was elected by the holders of our preferred stock, voting as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Tax Information

For tax purposes, distributions to shareholders during the six months ended September 30, 2017 were approximately $19.6 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•      It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•      We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•      If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

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(1)   As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275